LONGLEAF PARTNERS FUNDS TRUSTSM

SUPPLEMENT DATED OCTOBER 14, 2002
TO PROSPECTUS DATED MAY 1, 2002

(LONGLEAF LOGO(SM))

Longleaf Partners Small-Cap Fund

Investment Policy

      The Board of Trustees of Longleaf Partners Small-Cap Fund (the “Small-Cap Fund”) has adopted a resolution expanding the definition of companies qualifying as small-cap investments to include two additional widely accepted indices, in addition to the Russell 2000. Accordingly, the paragraphs entitled “Investment Policy” as set forth on page 12 of the Prospectus and on page 2 of the Statement of Additional Information, both dated May 1, 2002, have been amended to read as follows:

      “Investment Policy – The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are within the range of companies included in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Wilshire Small-Cap 1750 Index.

      Generally, portfolio companies will have a market capitalization greater than $300 million. Current income is not an objective.

      The Fund may also invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered or illiquid securities.”

LONGLEAF PARTNERS FUNDS

Managed By
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 Poplar Avenue, Suite 900
Memphis, Tennessee 38119
(800) 445-9469